UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Akmerkez B Blok Kat 5-6 Nispetiye Caddesi 34330 Etiler, Istanbul, Turkey		None
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +90 212 317 25 00

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2012, TransAtlantic Petroleum Ltd. (the “Company”) entered into a Management Services Agreement (the “VOS Services Agreement”) with Viking Petrol Sahasi Hizmetleri A.S. (“VOS”). The VOS Services Agreement is effective as of February 1, 2012, and has an initial six-month term that will automatically continue unless terminated by either party at any time thereafter upon prior written notice.

Pursuant to the VOS Services Agreement, the Company agreed to provide general administrative and technical services including, but not limited to, information technology, accounting, cost accounting, inventory control, tax compliance and reporting system, payroll and benefit, cash management and treasury services (collectively, the “VOS Services”) from time to time. Under the terms of the VOS Services Agreement, VOS will pay the Company for all actual costs and expenses associated with the provision of the VOS Services. In addition, VOS will pay the Company a monthly management fee equal to 8% of the actual costs and expenses invoiced pursuant to the VOS Services Agreement. For purposes of the VOS Services Agreement, actual costs and expenses means the direct salary, exclusive of benefits, of the Company’s employees that are allocated to the VOS Services.

The Company has previously entered into two management services agreements with VOS. In addition, VOS is indirectly 97% owned by N. Malone Mitchell, 3rd, the Company’s current chairman of the board of directors and chief executive officer, his children and his son-in-law. For a description of the management services agreements and other related party transactions with Mr. Mitchell, see “Note 11. Related party loans payable” and “Note 18. Related party transactions” in the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K filed on March 23, 2012.

The foregoing description of the VOS Services Agreement is qualified in its entirety by reference to the VOS Services Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Management Services Agreement, effective as of February 1, 2012, by and between TransAtlantic Petroleum Ltd. and Viking Petrol Sahasi Hizmetleri A.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2012

TRANSATLANTIC PETROLEUM LTD.

By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Management Services Agreement, effective as of February 1, 2012, by and between TransAtlantic Petroleum Ltd. and Viking Petrol Sahasi Hizmetleri A.S.